                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:      MOLTEN METAL TECHNOLOGY, INC.    CASE NO.:  97-21385-CJK
            DEBTOR                           JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                              12/31/97
                                                                      ----------


COMES NOW, MOLTEN METAL TECHNOLOGY, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 12/3/97 and ending 12/31/97 as shown by the report and exhibits consisting of 9 pages and containing the following, as indicated:

              X     Monthly Reporting Questionnaire (Attachment 1)
         ----------

              X     Comparative Balance Sheets (Forms OPR-1 and OPR-2)
         ----------

              X     Summary of Accounts Receivable (Form OPR-3)
         ----------

              X     Schedule of Post-Petition Liabilities (Form OPR-4)
         ----------

              X     Income Statement (Form OPR-5)
         ----------

              X     Statement of Sources and Uses of Cash (Form OPR-6)
         ----------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:     1/28/98       DEBTOR-IN-POSSESSION
         ----------
                        By:
                                       /s/ F. Gordon Bitter
                                       ----------------------------------------
                        Name & Title:  F. Gordon Bitter, CEO & CFO
                                       Molten Metal Technology, Inc.
                                       400-2 Totten Pond Road
                                       Waltham, MA 02109
                                       Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE: MOLTEN METAL TECHNOLOGY, INC.                     CASE NO.: 97-21385-CJK
       DEBTOR                                            JUDGE: CAROL J. KENNER

                                                                     CHAPTER 11


         NOTE TO THE MONTHLY OPERATING REPORT:


         The company uses a centralized system for its cash management. Accordingly, payments to suppliers and vendors, in the ordinary course, and post-petition trade accounts payable are reflected in the Molten Metal Technology, Inc. corporate level records. Intercompany accounts receivable and payable are charged with the transfer of cash and other transactions, to appropriately account for such activity.

                           COMPARATIVE BALANCE SHEETS

Case Name:         MOLTEN METAL TECHNOLOGY, INC.                      FORM OPR-1
Case Number:      97-21385-CJK

                                                            MONTH ENDED 12/31/97

                                              FILING              MONTH          MONTH   MONTH     MONTH   MONTH   MONTH   MONTH
                                                DATE              ENDED          ENDED   ENDED     ENDED   ENDED   ENDED   ENDED
                                              ----------------------------------------------------------------------------------
                                              12/3/97            12/31/97
ASSETS

CURRENT ASSETS

Cash                                              4,893,869       6,434,879
Other negotiable instruments (i.e.  CD's,
        Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)            1,094,993         891,484
Less: allowance for doubtful accounts
Accounts Receivable-Other                           336,181         424,339
Accounts Receivable-Intercompany
Inventory, at cost                                3,032,515       1,832,965
Prepaid expenses                                  2,994,736       4,158,840
Deposits                                            141,546         119,455
Other:
        Investment in Nichimen Joint Venture        433,739         433,739
        Investment in MMT of Tennessee                   10              10
        Investment in MMT Federal Holdings            1,000           1,000
        Long Term Notes Receivable                1,806,950       1,806,950
        Restricted Cash Collateral Deposits       3,706,433       3,715,479

                                              ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             18,441,972      19,819,140          0       0         0       0       0       0
                                              ----------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT, AT COST           86,181,337      86,206,483
Less:  Accumulated Depreciation                 (21,105,234)    (21,693,189)
                                              ----------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                65,076,103      64,513,294          0       0         0       0       0       0
                                              ----------------------------------------------------------------------------------
OTHER ASSETS (Itemized if value exceeds
        10% of "Total Assets")
        Intangible Assets                        11,221,338      11,220,787                                    0
        Less:  Accumulated Amortization          (1,765,428)     (1,783,197)
                                              ----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                9,455,910       9,437,590          0       0         0       0       0       0
                                              ----------------------------------------------------------------------------------
TOTAL ASSETS                                     92,973,985      93,770,024          0       0         0       0       0       0
                                              ==================================================================================

                           COMPARATIVE BALANCE SHEETS

Case Name:         MOLTEN METAL TECHNOLOGY, INC.                      FORM OPR-3
Case Number:      97-21385-CJK

                              MONTH ENDED 12/31/97

                                                            FILING          MONTH       MONTH   MONTH   MONTH  MONTH   MONTH  MONTH
                                                             DATE           ENDED       ENDED   ENDED   ENDED  ENDED   ENDED  ENDED
                                                           12/3/97        12/31/97
                                                        ---------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                               5,260,000
Unsecured Debt-Intercompany Obligations due to cash
        transfers in Post Petition Operations                              (1,183,624)
Unsecured Debt-Obligations incurred in Post Petition
        Operations (See Form OPR-4)                                         3,076,569
                                                        ---------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                    0        7,152,945       0       0       0      0       0      0

PRE PETITION INTERCOMPANY LIABILITIES                   (126,615,241)    (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                          11,151,728        9,342,638
TOTAL OTHER PRE PETITION LIABILITIES                     198,513,032      198,592,951
                                                        ---------------------------------------------------------------------------
TOTAL LIABILITIES                                         83,049,519       88,473,293       0       0       0      0       0      0
                                                        ---------------------------------------------------------------------------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                           15,874,471       16,793,713
Common Stock                                                 237,810          237,810
Paid in Capital                                          170,893,690      170,893,690
Valuation Allowance                                            9,683           11,636
Dividends Paid                                            (4,343,230)      (5,262,472)
Treasury Stock                                            (1,251,319)      (1,251,319)
Deferred Compensation                                       (127,137)        (120,489)
Retained Earnings
        Through Filing Date                             (171,369,502)    (171,369,502)
        Post Filing Date                                  (4,636,336)
                                                        ---------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                       9,924,466        5,296,731       0       0       0      0       0      0
                                                        ---------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                92,973,985       93,770,024       0       0       0      0       0      0
                                                        ===========================================================================
                                                          92,973,985       93,770,024

                         SUMMARY OF ACCOUNTS RECEIVABLE

Case Name:         MOLTEN METAL TECHNOLOGY, INC.                      FORM OPR-3
Case Number:      97-21385-CJK






                                                                   0-30          31-60         61-90           OVER
                                                   TOTAL           DAYS           DAYS          DAYS         90 DAYS

                                                ---------------------------------------------------------------------
DATE OF FILING 12/3/97                           1,094,993        818,022         66,192        42,053       168,726
             Allowance for doubtful accounts      (150,000)                                                 (150,000)
                                                ---------------------------------------------------------------------
                                                   944,993        818,022         66,192        42,053        18,726
                                                =====================================================================

MONTH:       12/31/97                              891,484              8        680,697             0        210,779
             Allowance for doubtful accounts             0
                                                ---------------------------------------------------------------------
                                                   891,484              8        680,697             0        210,779
                                                =====================================================================

MONTH:                                                   0
             Allowance for doubtful accounts             0
                                                ---------------------------------------------------------------------
                                                         0              0             0             0             0
                                                =====================================================================

MONTH:                                                   0
             Allowance for doubtful accounts             0

                                                         0              0             0             0             0
MONTH:                                                   0
             Allowance for doubtful accounts             0
                                                ---------------------------------------------------------------------
                                                         0              0             0             0             0
                                                =====================================================================

MONTH:                                                   0
             Allowance for doubtful accounts             0
                                                ---------------------------------------------------------------------
                                                         0              0             0             0             0
                                                =====================================================================

MONTH:
             Allowance for doubtful accounts
                                                ---------------------------------------------------------------------
                                                         0              0             0             0             0
                                                =====================================================================

                     SCHEDULE OF POST PETITION LIABILITIES

Case Name:         MOLTEN METAL TECHNOLOGY, INC.                      FORM OPR-4
Case Number:      97-21385-CJK

                                                            MONTH ENDED 12/31/97


                                                                DATE                    DATE     TOTAL  0-30  31-60  61-90   OVER
                                                              INCURRED                   DUE      DUE   DAYS   DAYS   DAYS  90 DAYS
                                                           ------------------------------------------------------------------------
TAXES PAYABLE

       Federal Income Taxes                                                                NONE
       FICA-Employer's Share                                                               NONE
       FICA-Employee's Share                                                               NONE
       Unemployment Tax                                                                    NONE
       State Sales & Use Tax                                                               NONE
       State __________ Tax                                                                NONE
       Personal Property Tax                                                               NONE
                                                                                     ----------------------------------------------
TOTAL TAXES PAYABLE                                                                                  0     0      0      0        0
                                                                                     ----------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
       Post petition advances-Morgens Waterfall Financing  12/22 & 12/29/97  1/30/98  5,072,000

ACCRUED INTEREST PAYABLE
       Post petition interest on Morgens Waterfall Financing                            188,000
                                                                                     ----------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                      5,260,000      0     0      0      0        0
                                                                                     ----------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
       Trade Accounts Payable (see attached schedules)                                1,703,280
       Payroll withholdings
       Accrued Payroll
       Accrued expenses-Estimated liability incurred, but not invoiced
            as of the end of the period and deferred obligations.                     1,373,289

                                                                                     ----------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                  3,076,569      0     0      0      0        0
                                                                                     ----------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                   8,336,569      0     0      0      0        0
                                                                                     ==============================================

                                INCOME STATEMENT

Case Name:         MOLTEN METAL TECHNOLOGY, INC.                      FORM OPR-5
Case Number:      97-21385-CJK

                                                            MONTH ENDED 12/31/97

                                             PRE         POST          MONTH  MONTH  MONTH  MONTH  MONTH  MONTH  MONTH
                                           PETITION    PETITION        ENDED  ENDED  ENDED  ENDED  ENDED  ENDED  ENDED
                                           12/3/97     12/31/97

NET REVENUE (INCOME)                                     1,871,483
                                           ----------------------------------------------------------------------------
COST OF GOODS SOLD
        Salaries & wages                                 1,154,821
        Benefits                                           489,984
        Bad debt expense
        Cost of goods sold                               1,200,000
        Decontamination & disposal
        Disposal costs-secondary wastes                    145,779
        Financing costs                                    212,000
        Insurance                                           98,733
        Legal services
        Materials                                          391,707
        Office expense & supplies                              248
        Other                                                4,393
        Outside services                                   369,073
        Professional services                            1,073,857
        Rent-equipment                                      73,365
        Rent-office/buildings                              260,103
        Supplies-processing
        Taxes                                               79,546
        Telephone                                          123,714
        Transportation                                       3,355
        Travel & entertainment                              20,585
        Utilities                                          200,831
                                           ----------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                          0      5,902,094         0      0      0      0      0      0      0
                                           ----------------------------------------------------------------------------
INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES          0     (4,030,611)        0      0      0      0      0      0      0
                                           ----------------------------------------------------------------------------
INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION                              605,724
INCOME TAX EXPENSE (BENEFIT)
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                           ----------------------------------------------------------------------------
NET INCOME (LOSS)                                 0     (4,636,335)        0      0      0      0      0      0      0
                                           ============================================================================

                     STATEMENT OF SOURCES AND USES OF CASH

Case Name:         MOLTEN METAL TECHNOLOGY, INC.                      FORM OPR-6
Case Number:      97-21385-CJK

                                                        MONTH ENDED:    12/31/97

                                                                                      TOTAL
                                                           PRE          POST          MONTH           MONTH         MONTH
                                                        PETITION      PETITION        ENDED           ENDED         ENDED
                                                        12/1-12/2    12/3-12/31      12/31/97
                                                        ------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                   (4,636,335)     (4,636,335)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
        Depreciation & Amortization                                      605,724         605,724
        Decrease (Increase)-Accounts Receivable                          115,351         115,351
        Decrease (Increase)-Inventories                                1,199,550       1,199,550
        Decrease (Increase)-Prepaid Expenses                          (1,164,104)     (1,164,104)
        Decrease (Increase)-Other Assets                                  13,596          13,596
        Increase (Decrease)-Pre Petition Liabilities                      79,919          79,919
        Increase (Decrease)-Post Petition Liabilities                  1,892,945       1,892,945
        Increase (Decrease)-Deferred Revenue                          (1,809,090)     (1,809,090)
                                                        --------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities                 0    (3,702,444)     (3,702,444)             0            0
                                                        --------------------------------------------------------------------

Cash Flows Used in Investing Activities
        Capital Expenditures                                             (25,146)        (25,146)
        Sale of Net Fixed Assets
                                                        --------------------------------------------------------------------
Net Cash Provided (Used) in Investing Activities                 0       (25,146)        (25,146)             0            0
                                                        --------------------------------------------------------------------
Cash Flows From Financing Activities:
        Increase (Decrease)-Morgens Waterfall                          5,260,000       5,260,000
        Increase (Decrease)-Shareholder Valuations                         8,601           8,601

        Purchase of Treasury Stock-Preferred Shares
                                                        --------------------------------------------------------------------
Net Cash Provided (Used) in Financing Activities                 0     5,268,601       5,268,601              0            0
                                                        --------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             0     1,541,011       1,541,011              0            0

Cash and Cash Equivalents at Beginning of Period                       4,893,869       4,893,869      6,434,880    6,434,880
                                                        --------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                       0     6,434,880       6,434,880      6,434,880    6,434,880
                                                        ====================================================================


                                                       MONTH        MONTH         MONTH
                                                       ENDED        ENDED         ENDED
                                                      -------------------------------------

Net Earnings (Loss)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
        Depreciation & AmortizationM
        Decrease (Increase)-Accounts Receivable
        Decrease (Increase)-Inventories
        Decrease (Increase)-Prepaid Expenses
        Decrease (Increase)-Other Assets
        Increase (Decrease)-Pre Petition Liabilities
        Increase (Decrease)-Post Petition Liabilities
        Increase (Decrease)-Deferred Revenue

                                                      -------------------------------------
Net Cash Provided (Used) by Operating Activities              0             0             0
                                                      -------------------------------------
Cash Flows Used in Investing Activities
        Capital Expenditures
        Sale of Net Fixed Assets                      -------------------------------------
Net Cash Provided (Used) in Investing Activities              0             0             0
                                                      -------------------------------------

Cash Flows From Financing Activities:
        Increase (Decrease)-Morgens Waterfall
        Increase (Decrease)-Shareholder Valuations

        Purchase of Treasury Stock-Preferred Shares
                                                      -------------------------------------
Net Cash Provided (Used) in Financing Activities              0             0             0
                                                      -------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          0             0             0

Cash and Cash Equivalents at Beginning of Period      6,434,880     6,434,880     6,434,880
                                                      -------------------------------------

Cash and Cash Equivalents at End of Period            6,434,880     6,434,880     6,434,880
                                                      =====================================


                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:         MOLTEN METAL TECHNOLOGY, INC.
Case Number:      97-21385-CJK

                                                           MONTH ENDED: 12/31/97


                                                                          PAGE 1


1.   PAYROLL
       State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of                                     Date               Wages Paid           Taxes Withheld
Executive                                             Paid            Gross       Net         Due       Paid
---------------------------                       -----------------------------------------------------------
H. W. Arrowsmith, VP Nuclear Sales & Marketing    12/7 & 12/21/97     20,557     13,568      5,687      5,687
Eugene Berman, VP, Regul, Legal, & Extern Aff     12/7 & 12/21/97     15,620     10,427      5,262      5,262
F. Gordon Bitter, CEO & CFO, Director             12/7 & 12/21/97     19,150     12,205      6,840      6,840
Steven Brien, VP, Chemical Sales & Marketing      12/7 & 12/21/97     18,917     13,846      4,118      4,118
Bill J. Garner, VP, Design & Development          12/7 & 12/21/97     55,865     30,750     25,116     25,116
Victor E. Gatto, Jr., VP, Government Markets      12/7 & 12/21/97     16,458     15,546        751        751
David Hoey, V,P Business Development              12/7 & 12/21/97     16,615     10,017      4,463      4,463
F. James Howie, III, VP, Procurement              12/7 & 12/21/97     12,160      9,356      2,675      2,675
Ethan E. Jacks, VP, General Counsel, Secretary    12/7 & 12/21/97     15,074      9,830      4,725      4,725
James E. Johnston, VP, Technical Development      12/7 & 12/21/97     12,501      7,975      4,391      4,391
Andrew T. Karnakis, Assistant Secretary           12/7 & 12/21/97      5,712      4,471      1,241      1,241
Leonard Leal, VP, Industrial Sales                12/7 & 12/21/97      9,615      4,945      3,909      3,909
Elliot J. Mark, Assistant Secretary               12/7 & 12/21/97      9,519      8,724      2,576      2,576
Kathy Santoro, VP, Human Resources                12/7 & 12/21/97     11,319      7,551      3,641      3,641
Charles W. Shaver, President & COO, Director      12/7 & 12/21/97     22,067     14,153      7,455      7,455
                                                                     ----------------------------------------

TOTAL EXECUTIVE PAYROLL                                              261,150    173,364     82,848     82,848
                                                                     ========================================





2.  INSURANCE
        Is Workers' Compensation and other insurance in effect?             Yes
        Are payments current?                                               Yes
        If any policy has lapsed, been replaced or renewed, state so in the schedule below.
        Attach a copy of the new policy's binder or coverage page.

                                                                         DATE
                          COVERAGE     POLICY  EXPIRATION    PREMIUM   COVERAGE
TYPE   CARRIER NAME         AMOUNT     NUMBER     DATE        AMOUNT   PAID THRU


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                                                    ATTACHMENT 1
                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:         MOLTEN METAL TECHNOLOGY, INC.
Case Number:      97-21385-CJK

                                                                          PAGE 2

3.  BANK ACCOUNTS

                                          MMT           MMT      TENNESSEE    TENNESSEE     ALEX         OPPEN-
                                       OPERATING      PAYROLL    OPERATING     PAYROLL      BROWN        HEIMER          TOTAL
                                     ----------------------------------------------------------------------------------------------

                                                                                            ALEX         OPPEN-
BANK NAME                             U.S. TRUST    U.S. TRUST   U.S. TRUST  U.S. TRUST     BROWN        HEIMER

ACCOUNT NUMBER                        1100937836    1100937844   110937851   1100937869   210-71007     033-82238


BEGINNING BOOK BALANCE                     287,040        21,163                               6,543       4,273,222     4,587,968
                                                                                                                                 0
PLUS:    Deposits-Collections of A/R       380,277                                                                         380,277
         Other Receipts                                                                                                          0
         Loan Advances                   4,372,000                                                                       4,372,000
                                                                                                                                 0
LESS:    Disbursements                  (2,571,215)                                                                     (2,571,215)
         Payroll                                      (1,095,916)                                                       (1,095,916)
         Returned Checks                   552,575                                                                         552,575
         Loan Repayments                                                                                                         0
                                                                                                                                 0
OTHER:   Adjustments                       (53,781)                                                                        (53,781)
         Transfers In (Out)                680,000     1,112,000                                          (1,662,000)      130,000

                                     ----------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                      3,646,896        37,247          0            0       6,543       2,611,222     6,301,908

                                     ==============================================================================================


                                                                                                                         6,434,879


4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

         Payments To/On                                                 Amount      Date       Check #
         ---------------------------------                            -----------------------------------
         PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):








                                                                      -----------
                                                                               0
                                                                      ===========

         PRE-PETITION DEBTS

         Payment of pre-petition salaries & wages                        144,801   Various   Included in regular payroll runs
         Payment of pre-petition vacation claims                          92,479   Various   Included in regular payroll runs
         Payment of pre-petition employee expense
                  reimbursements                                          79,948   Various

                                                                      -----------
         TOTAL PAYMENTS OF PRE-PETITION DEBTS                            317,228 (NOTE:  See attached schedule)
                                                                      ===========


                         Insurance Expiration Statement

         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


         January 28, 1998               Molten Metal Technology, Inc.

                                        By:  /s/ F. Gordon Bitter
                                             --------------------
                                             F. Gordon Bitter
                                             Chief Executive Officer

                                        MMT of Tennessee, Inc.


                                        By:  /s/ F. Gordon Bitter
                                             --------------------
                                             F. Gordon Bitter
                                             Vice President

                                        M4 Environmental, L.P.


                                        By:  M4 Environmental Management, Inc.
                                             General Partner

                                        By:  /s/ F. Gordon Bitter
                                             --------------------
                                             F. Gordon Bitter
                                             Vice President

                                        MMT Federal Holdings, Inc.


                                        By:  /s/ F. Gordon Bitter
                                             --------------------
                                             F. Gordon Bitter
                                             Vice President